                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 15, 2003 and covers activity from August 26, 2003 through September 25, 2003 .

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of October, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                        Trust Totals
-----------------                                        ------------

Number of days in period                                           31
Beginning Principal Receivable Balance              21,922,492,859.86
Special Funding Account Balance                                  0.00
Beginning Total Principal Balance                   21,922,492,859.86

Finance Charge Collections (excluding                  240,112,733.66
  Discount Option & Recoveries)
Discount Percentage                                             2.00%
Discount Option Receivables Collections                 93,300,025.01
Premium Option Receivables Collections                           0.00
Recoveries                                              18,244,214.72
Total Collections of Finance Charge Receivables        351,656,973.39
Total Collections of Principal Receivables           4,571,701,225.55
Monthly Payment Rate                                         20.1812%
Defaulted amount                                       106,991,486.61
Annualized Default Rate                                       5.8690%
Trust Portfolio Yield                                        13.1406%
New Principal Receivables                            4,220,437,853.13
Ending Principal Receivables Balance                21,464,238,000.84
Ending Required Minimum Principal Balance           20,731,250,000.00
Ending Transferor Amount                             2,089,238,000.84
Ending Special Funding Account Balance                           0.00
Ending Total Principal Balance                      21,464,238,000.84



B. Series Allocations                                          Series 1999-1      Series 1999-2      Series 1999-3     Series 1999-5
---------------------                                          -------------      -------------      -------------     -------------
Group Number                                                               1                  1                  2                 2
Invested Amount                                             1,000,000,000.00     500,000,000.00   1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                                    1,000,000,000.00     500,000,000.00   1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                                       0.00               0.00               0.00              0.00
Series Required Transferor Amount                              70,000,000.00      35,000,000.00      70,000,000.00     35,000,000.00
Series Allocation Percentage                                           5.16%              2.58%              5.16%             2.58%
Series Alloc. Finance Charge Collections                       18,150,037.34       9,075,018.67      18,150,037.34      9,075,018.67
Series Allocable Recoveries                                       941,636.89         470,818.44         941,636.89        470,818.44
Series Alloc. Principal Collections                           235,958,772.93     117,979,386.47     235,958,772.93    117,979,386.47
Series Allocable Defaulted Amount                               5,522,141.24       2,761,070.62       5,522,141.24      2,761,070.62

B. Series Allocations                        Series 2000-1     Series 2000-2      Series 2000-3      Series 2000-4     Series 2000-5
---------------------                        -------------     -------------      -------------      -------------     -------------

Group Number                                             1                 2                  2                  2                 2
Invested Amount                             500,000,000.00    500,000,000.00   1,000,000,000.00   1,212,122,000.00    787,878,000.00
Adjusted Invested Amount                    500,000,000.00    500,000,000.00   1,000,000,000.00   1,212,122,000.00    787,878,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00              0.00
Series Required Transferor Amount            35,000,000.00     35,000,000.00      70,000,000.00      84,848,540.00     55,151,460.00
Series Allocation Percentage                         2.58%             2.58%              5.16%              6.26%             4.07%
Series Alloc. Finance Charge Collections      9,075,018.67      9,075,018.67      18,150,037.34      22,000,059.56     14,300,015.12
Series Allocable Recoveries                     470,818.44        470,818.44         941,636.89       1,141,378.79        741,894.99
Series Alloc. Principal Collections         117,979,386.47    117,979,386.47     235,958,772.93     286,010,819.76    185,906,726.10
Series Allocable Defaulted Amount             2,761,070.62      2,761,070.62       5,522,141.24       6,693,508.89      4,350,773.60

B. Series Allocations                        Series 2001-1     Series 2001-2      Series 2001-3      Series 2001-4     Series 2001-5
\--------------------                        -------------     -------------      -------------      -------------     -------------

Group Number                                             2                 1                  2                  2                 2
Invested Amount                             750,000,000.00    250,000,000.00     750,000,000.00     725,000,000.00    500,000,000.00
Adjusted Invested Amount                    750,000,000.00    250,000,000.00     750,000,000.00     725,000,000.00    500,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00              0.00
Series Required Transferor Amount            52,500,000.00     17,500,000.00      52,500,000.00      50,750,000.00     35,000,000.00
Series Allocation Percentage                         3.87%             1.29%              3.87%              3.74%             2.58%
Series Alloc. Finance Charge Collections     13,612,528.00      4,537,509.33      13,612,528.00      13,158,777.07      9,075,018.67
Series Allocable Recoveries                     706,227.67        235,409.22         706,227.67         682,686.74        470,818.44
Series Alloc. Principal Collections         176,969,079.70     58,989,693.23     176,969,079.70     171,070,110.38    117,979,386.47
Series Allocable Defaulted Amount             4,141,605.93      1,380,535.31       4,141,605.93       4,003,552.40      2,761,070.62

B. Series Allocations                        Series 2001-6     Series 2001-7      Series 2002-1      Series 2002-2     Series 2002-3
---------------------                        -------------     -------------      -------------      -------------     -------------

Group Number                                             2                 2                  2                  2                 2
Invested Amount                             700,000,000.00    650,000,000.00     920,000,000.00     940,000,000.00    920,000,000.00
Adjusted Invested Amount                    700,000,000.00    650,000,000.00     920,000,000.00     940,000,000.00    920,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00              0.00
Series Required Transferor Amount            49,000,000.00     45,500,000.00      64,400,000.00      65,800,000.00     64,400,000.00
Series Allocation Percentage                         3.61%             3.35%              4.75%              4.85%             4.75%
Series Alloc. Finance Charge Collections     12,705,026.14     11,797,524.27      16,698,034.35      17,061,035.10     16,698,034.35
Series Allocable Recoveries                     659,145.82        612,063.98         866,305.94         885,138.68        866,305.94
Series Alloc. Principal Collections         165,171,141.05    153,373,202.41     217,082,071.10     221,801,246.56    217,082,071.10
Series Allocable Defaulted Amount             3,865,498.87      3,589,391.81       5,080,369.94       5,190,812.77      5,080,369.94

B. Series Allocations                        Series 2002-4     Series 2002-5      Series 2002-6      Series 2003-1     Series 2003-2
---------------------                        -------------     -------------      -------------      -------------     -------------

Group Number                                             2                 2                  2                  2                 2
Invested Amount                             500,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00  1,100,000,000.00
Adjusted Invested Amount                    500,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00  1,100,000,000.00
Principal Funding Account Balance                     0.00              0.00               0.00               0.00              0.00
Series Required Transferor Amount            35,000,000.00     42,000,000.00      50,400,000.00      64,400,000.00     77,000,000.00
Series Allocation Percentage                         2.58%             3.10%              3.72%              4.75%             5.68%
Series Alloc. Finance Charge Collections      9,075,018.67     10,890,022.40      13,068,026.88      16,698,034.35     19,965,041.07
Series Allocable Recoveries                     470,818.44        564,982.13         677,978.56         866,305.94      1,035,800.58
Series Alloc. Principal Collections         117,979,386.47    141,575,263.76     169,890,316.51     217,082,071.10    259,554,650.22
Series Allocable Defaulted Amount             2,761,070.62      3,313,284.75       3,975,941.70       5,080,369.94      6,074,355.37


B. Series Allocations                            Series 2003-3    Series 2003-4                                          Trust Total
---------------------                            -------------    -------------                                          -----------
Group Number                                                 2                1
Invested Amount                                 750,000,000.00   680,000,000.00                                    19,375,000,000.00
Adjusted Invested Amount                        750,000,000.00   680,000,000.00                                    19,375,000,000.00
Principal Funding Account Balance                         0.00             0.00                                                 0.00
Series Required Transferor Amount                52,500,000.00    47,600,000.00                                     1,356,250,000.00
Series Allocation Percentage                             3.87%            3.51%                                                 100%
Series Alloc. Finance Charge Collections         13,612,528.00    12,342,025.39                                       351,656,973.39
Series Allocable Recoveries                         706,227.67       640,313.08                                        18,244,214.72
Series Alloc. Principal Collections             176,969,079.70   160,451,965.59                                     4,571,701,225.55
Series Allocable Defaulted Amount                 4,141,605.93     3,755,056.05                                       106,991,486.61

C. Group Allocations
--------------------

1. Group 1 Allocations                           Series 1999-1    Series 1999-2    Series 2000-1
----------------------                           -------------    -------------    -------------

Investor Finance Charge Collections              16,040,920.88     8,020,460.44     8,020,460.44

Investor Monthly Interest                         4,452,291.67     2,358,541.67     2,843,125.00
Investor Default Amount                           4,880,443.45     2,440,221.72     2,440,221.72
Investor Monthly Fees                             1,666,666.67       833,333.33       833,333.33
Investor Additional Amounts                               0.00             0.00             0.00
Total                                            10,999,401.78     5,632,096.72     6,116,680.06

Reallocated Investor Finance Charge Collections  16,040,920.88     8,020,460.44     8,020,460.44
Available Excess                                  5,041,519.10     2,388,363.72     1,903,780.38

1. Group 1 Allocations                           Series 2001-2    Series 2003-4                                        Group 1 Total
----------------------                           -------------    -------------                                        -------------

Investor Finance Charge Collections               4,010,230.22    10,907,826.20                                        46,999,898.17

Investor Monthly Interest                         1,100,208.33       978,831.67                                        11,732,998.33
Investor Default Amount                           1,220,110.86     3,318,701.54                                        14,299,699.30
Investor Monthly Fees                               416,666.67     1,133,333.33                                         4,883,333.33
Investor Additional Amounts                               0.00             0.00                                                 0.00
Total                                             2,736,985.86     5,430,866.54                                        30,916,030.96

Reallocated Investor Finance Charge Collections   4,010,230.22    10,907,826.20                                        46,999,898.17
Available Excess                                  1,273,244.36     5,476,959.65                                        16,083,867.21

2. Group 2 Allocations                                            Series 1999-3    Series 1999-5    Series 2000-2      Series 2000-3
----------------------                                            -------------    -------------    -------------      -------------

Investor Finance Charge Collections                               16,040,920.88     8,020,460.44     8,020,460.44      16,040,920.88

Investor Monthly Interest                                          1,119,541.67       600,791.67       570,677.08       1,130,000.00
Investor Default Amount                                            4,880,443.45     2,440,221.72     2,440,221.72       4,880,443.45
Investor Monthly Fees                                              1,666,666.67       833,333.33       833,333.33       1,666,666.67
Investor Additional Amounts                                                0.00             0.00             0.00               0.00
Total                                                              7,666,651.78     3,874,346.72     3,844,232.14       7,677,110.11

Reallocated Investor Finance Charge Collections                   16,040,920.88     8,020,460.44     8,020,460.44      16,040,920.88
Available Excess                                                   8,374,269.10     4,146,113.72     4,176,228.30       8,363,810.76

2. Group 2 Allocations                           Series 2000-4    Series 2000-5    Series 2001-1    Series 2001-3      Series 2001-4
----------------------                           -------------    -------------    -------------    -------------      -------------

Investor Finance Charge Collections              19,443,553.10    12,638,288.66    12,030,690.66    12,030,690.66      11,629,667.64

Investor Monthly Interest                         1,363,612.28       884,162.97       849,593.75       836,500.00         814,356.25
Investor Default Amount                           5,915,692.87     3,845,194.02     3,660,332.58     3,660,332.58       3,538,321.50
Investor Monthly Fees                             2,020,203.33     1,313,130.00     1,250,000.00     1,250,000.00       1,208,333.33
Investor Additional Amounts                               0.00             0.00             0.00             0.00               0.00
Total                                             9,299,508.49     6,042,486.99     5,759,926.33     5,746,832.58       5,561,011.08

Reallocated Investor Finance Charge Collections  19,443,553.10    12,638,288.66    12,030,690.66    12,030,690.66      11,629,667.64
Investment Funding Account Proceeds                       0.00
Available Excess                                 10,144,044.61     6,595,801.67     6,270,764.32     6,283,858.07       6,068,656.55




2. Group 2 Allocations                            Series 2001-5    Series 2001-6    Series 2001-7    Series 2002-1     Series 2002-2
----------------------                            -------------    -------------    -------------    -------------     -------------
Investor Finance Charge Collections                8,020,460.44    11,228,644.61    10,426,598.57    14,757,647.21     15,078,465.62

Investor Monthly Interest                            585,104.17       780,062.50       724,777.08     1,029,250.00      1,047,277.50
Investor Default Amount                            2,440,221.72     3,416,310.41     3,172,288.24     4,490,007.97      4,587,616.84
Investor Monthly Fees                                833,333.33     1,166,666.67     1,083,333.33     1,533,333.33      1,566,666.67
Investor Additional Amounts                                0.00             0.00             0.00             0.00              0.00
Total                                              3,858,659.22     5,363,039.58     4,980,398.66     7,052,591.30      7,201,561.01

Reallocated Investor Finance Charge Collections    8,020,460.44    11,228,644.61    10,426,598.57    14,757,647.21     15,078,465.62
Investment Funding Account Proceeds
Available Excess                                   4,161,801.22     5,865,605.03     5,446,199.91     7,705,055.90      7,876,904.62

2. Group 2 Allocations                            Series 2002-3    Series 2002-4    Series 2002-5    Series 2002-6     Series 2003-1
----------------------                            -------------    -------------    -------------    -------------     -------------

Investor Finance Charge Collections               14,757,647.21     8,020,460.44     9,624,552.53    11,549,463.03     14,757,647.21

Investor Monthly Interest                          1,024,381.67       524,395.83       698,000.00       822,750.00      1,032,891.67
Investor Default Amount                            4,490,007.97     2,440,221.72     2,928,266.07     3,513,919.28      4,490,007.97
Investor Monthly Fees                              1,533,333.33       833,333.33     1,000,000.00     1,200,000.00      1,533,333.33
Investor Additional Amounts                                0.00             0.00             0.00             0.00              0.00
Total                                              7,047,722.97     3,797,950.89     4,626,266.07     5,536,669.28      7,056,232.97

Reallocated Investor Finance Charge Collections   14,757,647.21     8,020,460.44     9,624,552.53    11,549,463.03     14,757,647.21
Investment Funding Account Proceeds
Available Excess                                   7,709,924.24     4,222,509.55     4,998,286.46     6,012,793.75      7,701,414.24

2. Group 2 Allocations                            Series 2003-2    Series 2003-3                                       Group 2 Total
----------------------                            -------------    -------------                                       -------------

Investor Finance Charge Collections               17,645,012.96    12,030,690.66                                      263,792,943.82

Investor Monthly Interest                          1,237,133.33       840,718.75                                       18,515,978.17
Investor Default Amount                            5,368,487.79     3,660,332.58                                       80,258,892.48
Investor Monthly Fees                              1,833,333.33     1,250,000.00                                       27,408,333.33
Investor Additional Amounts                                0.00             0.00                                                0.00
Total                                              8,438,954.46     5,751,051.33                                      126,183,203.98

Reallocated Investor Finance Charge Collections   17,645,012.96    12,030,690.66                                      263,792,943.82
Investment Funding Account Proceeds                                                                                             0.00
Available Excess                                   9,206,058.51     6,279,639.32                                      137,609,739.85




D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                              257,863,982
61-90 Days Delinquent:                              150,853,558
90+ Days Delinquent:                                226,889,143
Total 30+ Days Delinquent:                          635,606,682




II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount             1,131,483,502.44      1,000,000,000.00     131,483,502.44
Beginning Adjusted Invested Amount                             N/A      1,000,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              18,150,037.34         16,040,920.88       2,109,116.46
Collections of Principal Receivables                235,958,772.93        208,539,295.91      27,419,477.02
Defaulted Amount                                      5,522,141.24          4,880,443.45         641,697.80

Ending Invested / Transferor Amounts              1,107,831,638.75      1,000,000,000.00     107,831,638.75


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         -----------              -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             5.6000%               5.8500%            1.9700%
Monthly Interest Due                                  4,036,666.67            292,500.00         123,125.00        4,452,291.67
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                    4,036,666.67            292,500.00         123,125.00        4,452,291.67
Investor Default Amount                               4,221,583.58            292,826.61         366,033.26        4,880,443.45
Investor Monthly Fees Due                             1,441,666.67            100,000.00         125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                             9,699,916.91            685,326.61         614,158.26       10,999,401.78

Reallocated Investor Finance Charge Collections                                                                   16,040,920.88
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               7.4447%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A               Class B           Interest                Total
--------------------------------------------              -------               -------          ----------               -----

Beginning Certificates Balance                      865,000,000.00         60,000,000.00      75,000,000.00    1,000,000,000.00
Interest Distributions                                4,036,666.67            292,500.00         123,125.00        4,452,291.67
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                   4,036,666.67            292,500.00         123,125.00        4,452,291.67
Ending Certificates Balance                         865,000,000.00         60,000,000.00      75,000,000.00    1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.67

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $4.67

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.88

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $4.88

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in paragraph 1
       above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of such
       reductions in the Class B Invested Amount:                        $0.00

   4.  The amount set forth in paragraph 3 above, per
       $1,000 original ertificate principal amount:                      $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $123,125.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $123,125.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to clauses (c), (d),
       and (e) of the  definition of Collateral Invested Amount:         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,875,396.56

       a. Class A Monthly Interest:                              $4,036,666.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,221,583.58
       e. Excess Spread:                                         $5,617,146.31

   2.  Class B Available Funds:                                    $962,455.25

       a. Class B Monthly Interest:                                $292,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $669,955.25

   3.  Collateral Available Funds:                               $1,203,069.07

       a. Excess Spread:                                         $1,203,069.07

   4.  Total Excess Spread:                                      $7,490,170.63

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 1999-1 Allocable Principal
       Collections:                                            $235,958,772.93

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:          $208,539,295.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $208,539,295.91

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,880,443.45

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $213,419,739.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $75,000,000.00

   2.  Required Collateral Invested Amount:                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $213,419,739.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                            $7,490,170.63
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $292,826.61
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $123,125.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $366,033.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,041,519.10

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.4447%
       b. Prior Monthly Period                                         7.2087%
       c. Second Prior Monthly Period                                  7.2084%

   2.  Three Month Average Base Rate                                   7.2873%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



III. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations            Interest           Interest
----------------------------------                     -----------         -------------        -----------
Beginning Invested /Transferor Amount               565,741,751.22        500,000,000.00      65,741,751.22
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables               9,075,018.67          8,020,460.44       1,054,558.23
Collections of Principal Receivables                117,979,386.47        104,269,647.95      13,709,738.51
Defaulted Amount                                      2,761,070.62          2,440,221.72         320,848.90

Ending Invested / Transferor Amounts                553,915,819.38        500,000,000.00      53,915,819.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             5.9500%               6.1000%            1.9700%
Monthly Interest Due                                  2,144,479.17            152,500.00          61,562.50        2,358,541.67
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                    2,144,479.17            152,500.00          61,562.50        2,358,541.67
Investor Default Amount                               2,110,791.79            146,413.30         183,016.63        2,440,221.72
Investor Monthly Fees Due                               720,833.33             50,000.00          62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                             4,976,104.29            348,913.30         307,079.13        5,632,096.72

Reallocated Investor Finance Charge Collections                                                                    8,020,460.44
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               7.7669%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      432,500,000.00         30,000,000.00      37,500,000.00      500,000,000.00
Interest Distributions                                2,144,479.17            152,500.00          61,562.50        2,358,541.67
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                   2,144,479.17            152,500.00          61,562.50        2,358,541.67
Ending Certificates Balance                         432,500,000.00         30,000,000.00      37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.96

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $4.96

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.08

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $5.08

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in paragraph 1
       above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $61,562.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $61,562.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of  principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,937,698.28

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,110,791.79
       e. Excess Spread:                                         $2,682,427.32

   2.  Class B Available Funds:                                    $481,227.63

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $328,727.63

   3.  Collateral Available Funds:                                 $601,534.53

       a. Excess Spread:                                           $601,534.53

   4.  Total Excess Spread:                                      $3,612,689.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $117,979,386.47

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $104,269,647.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $104,269,647.95

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,440,221.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $106,709,869.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $106,709,869.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $3,612,689.48
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $146,413.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $61,562.50
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $183,016.63
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $2,388,363.72

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.7669%
       b. Prior Monthly Period                                         7.5204%
       c. Second Prior Monthly Period                                  7.5202%

   2.  Three Month Average Base Rate                                   7.6025%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



IV. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations            Interest            Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount             1,131,483,502.44      1,000,000,000.00     131,483,502.44
Beginning Adjusted Invested Amount                             N/A      1,000,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              18,150,037.34         16,040,920.88       2,109,116.46
Collections of Principal Receivables                235,958,772.93        208,539,295.91      27,419,477.02
Defaulted Amount                                      5,522,141.24          4,880,443.45         641,697.80

Ending Invested / Transferor Amounts              1,107,831,638.75      1,000,000,000.00     107,831,638.75


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2600%               1.4600%            1.9700%
Monthly Interest Due                                    866,250.00             97,333.33         155,958.33        1,119,541.67
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      866,250.00             97,333.33         155,958.33        1,119,541.67
Investor Default Amount                               4,026,365.84            390,435.48         463,642.13        4,880,443.45
Investor Monthly Fees Due                             1,375,000.00            133,333.33         158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,267,615.84            621,102.14         777,933.79        7,666,651.78

Reallocated Investor Finance Charge Collections                                                                   16,040,920.88
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3899%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      825,000,000.00         80,000,000.00      95,000,000.00    1,000,000,000.00
Interest Distributions                                  866,250.00             97,333.33         155,958.33        1,119,541.67
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     866,250.00             97,333.33         155,958.33        1,119,541.67
Ending Certificates Balance                         825,000,000.00         80,000,000.00      95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.05

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.22

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.22

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in paragraph 1
       above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $155,958.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $155,958.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,233,759.72

       a. Class A Monthly Interest:                                $866,250.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,026,365.84
       e. Excess Spread:                                         $8,341,143.88

   2.  Class B Available Funds:                                  $1,283,273.67

       a. Class B Monthly Interest:                                 $97,333.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,185,940.34

   3.  Collateral Available Funds:                               $1,523,887.48

       a. Excess Spread:                                         $1,523,887.48

   4.  Total Excess Spread:                                     $11,050,971.70

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $235,958,772.93

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $208,539,295.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $208,539,295.91

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,880,443.45

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $213,419,739.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $213,419,739.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                           $11,050,971.70
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $390,435.48
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $155,958.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $463,642.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,374,269.10

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3899%
       b. Prior Monthly Period                                         3.3143%
       c. Second Prior Monthly Period                                  3.3112%

   2.  Three Month Average Base Rate                                   3.3385%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



V. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               565,741,751.22        500,000,000.00      65,741,751.22
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables               9,075,018.67          8,020,460.44       1,054,558.23
Collections of Principal Receivables                117,979,386.47        104,269,647.95      13,709,738.51
Defaulted Amount                                      2,761,070.62          2,440,221.72         320,848.90

Ending Invested / Transferor Amounts                553,915,819.38        500,000,000.00      53,915,819.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.3600%               1.6000%            2.0200%
Monthly Interest Due                                    467,500.00             53,333.33          79,958.33          600,791.67
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      467,500.00             53,333.33          79,958.33          600,791.67
Investor Default Amount                               2,013,182.92            195,217.74         231,821.06        2,440,221.72
Investor Monthly Fees Due                               687,500.00             66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,168,182.92            315,217.74         390,946.06        3,874,346.72

Reallocated Investor Finance Charge Collections                                                                    8,020,460.44
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.4897%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      412,500,000.00         40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                  467,500.00             53,333.33          79,958.33          600,791.67
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     467,500.00             53,333.33          79,958.33          600,791.67
Ending Certificates Balance                         412,500,000.00         40,000,000.00      47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.13

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.33

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in paragraph 1
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate principal amount:                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $79,958.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $79,958.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to clauses (c), (d),
       and (e) of the definition of Collateral Invested
       Amount:                                                           $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,616,879.86

       a. Class A Monthly Interest:                                $467,500.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,013,182.92
       e. Excess Spread:                                         $4,136,196.94

   2.  Class B Available Funds:                                    $641,636.84

       a. Class B Monthly Interest:                                 $53,333.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $588,303.50

   3.  Collateral Available Funds:                                 $761,943.74

       a. Excess Spread:                                           $761,943.74

   4.  Total Excess Spread:                                      $5,486,444.18

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $117,979,386.47

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $104,269,647.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $104,269,647.95

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,440,221.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $106,709,869.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $106,709,869.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $5,486,444.18
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $195,217.74
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $79,958.33
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $231,821.06
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,146,113.72

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4897%
       b. Prior Monthly Period                                         3.4142%
       c. Second Prior Monthly Period                                  3.4110%

   2.  Three Month Average Base Rate                                   3.4383%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



VI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        -------------         -----------
Beginning Invested /Transferor Amount               565,741,751.22        500,000,000.00      65,741,751.22
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables               9,075,018.67          8,020,460.44       1,054,558.23
Collections of Principal Receivables                117,979,386.47        104,269,647.95      13,709,738.51
Defaulted Amount                                      2,761,070.62          2,440,221.72         320,848.90

Ending Invested / Transferor Amounts                553,915,819.38        500,000,000.00      53,915,819.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             7.2000%               7.4000%            2.0200%
Monthly Interest Due                                  2,595,000.00            185,000.00          63,125.00        2,843,125.00
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                    2,595,000.00            185,000.00          63,125.00        2,843,125.00
Investor Default Amount                               2,110,791.79            146,413.30         183,016.63        2,440,221.72
Investor Monthly Fees Due                               720,833.33             50,000.00          62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                             5,426,625.12            381,413.30         308,641.63        6,116,680.06

Reallocated Investor Finance Charge Collections                                                                    8,020,460.44
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               8.9461%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      432,500,000.00         30,000,000.00      37,500,000.00      500,000,000.00
Interest Distributions                                2,595,000.00            185,000.00          63,125.00        2,843,125.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                   2,595,000.00            185,000.00          63,125.00        2,843,125.00
Ending Certificates Balance                         432,500,000.00         30,000,000.00      37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $6.00

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $6.17

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in paragraph 1
       above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate principal amount:                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $63,125.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $63,125.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,937,698.28

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,110,791.79
       e. Excess Spread:                                         $2,231,906.49

   2.  Class B Available Funds:                                    $481,227.63

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $296,227.63

   3.  Collateral Available Funds:                                 $601,534.53

       a. Excess Spread:                                           $601,534.53

   4.  Total Excess Spread:                                      $3,129,668.65

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $117,979,386.47

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $104,269,647.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $104,269,647.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,440,221.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $106,709,869.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $106,709,869.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $3,129,668.65
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $146,413.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $63,125.00
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $183,016.63
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,903,780.38

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.9460%
       b. Prior Monthly Period                                         8.6617%
       c. Second Prior Monthly Period                                  8.6614%

   2.  Three Month Average Base Rate                                   8.7564%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



VII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               565,741,751.22        500,000,000.00      65,741,751.22
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables               9,075,018.67          8,020,460.44       1,054,558.23
Collections of Principal Receivables                117,979,386.47        104,269,647.95      13,709,738.51
Defaulted Amount                                      2,761,070.62          2,440,221.72         320,848.90

Ending Invested / Transferor Amounts                553,915,819.38        500,000,000.00      53,915,819.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2850%               1.4700%            2.0200%
Monthly Interest Due                                    441,718.75             49,000.00          79,958.33          570,677.08
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      441,718.75             49,000.00          79,958.33          570,677.08
Investor Default Amount                               2,013,182.92            195,217.74         231,821.06        2,440,221.72
Investor Monthly Fees Due                               687,500.00             66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,142,401.67            310,884.40         390,946.06        3,844,232.14

Reallocated Investor Finance Charge Collections                                                                    8,020,460.44
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.4164%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      412,500,000.00         40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                  441,718.75             49,000.00          79,958.33          570,677.08
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     441,718.75             49,000.00          79,958.33          570,677.08
Ending Certificates Balance                         412,500,000.00         40,000,000.00      47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.07

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.23

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.23

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in paragraph 1
       above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate principal amount:                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $79,958.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $79,958.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,616,879.86

       a. Class A Monthly Interest:                                $441,718.75
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,013,182.92
       e. Excess Spread:                                         $4,161,978.19

   2.  Class B Available Funds:                                    $641,636.84

       a. Class B Monthly Interest:                                 $49,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $592,636.84

   3.  Collateral Available Funds:                                 $761,943.74

       a. Excess Spread:                                           $761,943.74

   4.  Total Excess Spread:                                      $5,516,558.77

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $117,979,386.47

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $104,269,647.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $104,269,647.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,440,221.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $106,709,869.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $106,709,869.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $5,516,558.77
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $195,217.74
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $79,958.33
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $231,821.06
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,176,228.30

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4164%
       b. Prior Monthly Period                                         3.3409%
       c. Second Prior Monthly Period                                  3.3377%

   2.  Three Month Average Base Rate                                   3.3650%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



VIII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount             1,131,483,502.44      1,000,000,000.00     131,483,502.44
Beginning Adjusted Invested Amount                             N/A      1,000,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              18,150,037.34         16,040,920.88       2,109,116.46
Collections of Principal Receivables                235,958,772.93        208,539,295.91      27,419,477.02
Defaulted Amount                                      5,522,141.24          4,880,443.45         641,697.80

Ending Invested / Transferor Amounts              1,107,831,638.75      1,000,000,000.00     107,831,638.75


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2800%               1.4700%            1.9200%
Monthly Interest Due                                    880,000.00             98,000.00         152,000.00        1,130,000.00
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      880,000.00             98,000.00         152,000.00        1,130,000.00
Investor Default Amount                               4,026,365.84            390,435.48         463,642.13        4,880,443.45
Investor Monthly Fees Due                             1,375,000.00            133,333.33         158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                             6,281,365.84            621,768.81         773,975.46        7,677,110.11

Reallocated Investor Finance Charge Collections                                                                   16,040,920.88
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.4026%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      825,000,000.00         80,000,000.00      95,000,000.00    1,000,000,000.00
Interest Distributions                                  880,000.00             98,000.00         152,000.00        1,130,000.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     880,000.00             98,000.00         152,000.00        1,130,000.00
Ending Certificates Balance                         825,000,000.00         80,000,000.00      95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.07

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.07

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate principal amount:                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.23

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.23

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate principal amount:                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $152,000.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $152,000.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of  principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral Invested Amount:                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1 . Class A Available Funds:                                 $13,233,759.72

       a. Class A Monthly Interest:                                $880,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,026,365.84
       e. Excess Spread:                                         $8,327,393.88

   2.  Class B Available Funds:                                  $1,283,273.67

       a. Class B Monthly Interest:                                 $98,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,185,273.67

   3.  Collateral Available Funds:                               $1,523,887.48

       a. Excess Spread:                                         $1,523,887.48

   4.  Total Excess Spread:                                     $11,036,555.03

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $235,958,772.93

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $208,539,295.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $208,539,295.91

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,880,443.45

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $213,419,739.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $213,419,739.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                           $11,036,555.03
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $390,435.48
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $152,000.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $463,642.13
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,363,810.76

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4026%
       b. Prior Monthly Period                                         3.3271%
       c. Second Prior Monthly Period                                  3.3239%

   2.  Three Month Average Base Rate                                   3.3512%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



IX. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount             1,371,496,045.95      1,212,122,000.00     159,374,045.95
Beginning Adjusted Invested Amount                             N/A      1,212,122,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              22,000,059.56         19,443,553.10       2,556,506.46
Collections of Principal Receivables                286,010,819.76        252,775,068.43      33,235,751.33
Defaulted Amount                                      6,693,508.89          5,915,692.87         777,816.02

Ending Invested / Transferor Amounts              1,342,827,101.63      1,212,122,000.00     130,705,101.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------          =--------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2650%               1.4900%            1.9700%
Monthly Interest Due                                  1,054,166.67            120,404.42         189,041.20        1,363,612.28
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                    1,054,166.67            120,404.42         189,041.20        1,363,612.28
Investor Default Amount                               4,880,443.45            473,256.60         561,992.82        5,915,692.87
Investor Monthly Fees Due                             1,666,666.67            161,616.67         191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                             7,601,276.78            755,277.68         942,954.02        9,299,508.49

Reallocated Investor Finance Charge Collections                                                                   19,443,553.10
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3965%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                    1,000,000,000.00         96,970,000.00     115,152,000.00    1,212,122,000.00
Interest Distributions                                1,054,166.67            120,404.42         189,041.20        1,363,612.28
Interest Deposits - Interest Funding Account         (1,054,166.67)          (120,404.42)              0.00       (1,174,571.08)
Interest Funding Account Distributions                        0.00                  0.00               0.00                0.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                           0.00                  0.00         189,041.20          189,041.20
Ending Interest Funding Account Balance               1,054,166.67            120,404.42               0.00        1,174,571.08
Ending Certificates Balance                       1,000,000,000.00         96,970,000.00     115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.05

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate principal amount:                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.24

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.24

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $189,041.20

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $189,041.20

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $16,040,920.88

       a. Class A Monthly Interest:                              $1,054,166.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,880,443.45
       e. Excess Spread:                                        $10,106,310.76

   2.  Class B Available Funds:                                  $1,555,488.10

       a. Class B Monthly Interest:                                $120,404.42
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,435,083.68

   3.  Collateral Available Funds:                               $1,847,144.12

       a. Excess Spread:                                         $1,847,144.12

   4.  Total Excess Spread:                                     $13,388,538.57

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $286,010,819.76

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $252,775,068.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $252,775,068.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,915,692.87

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $258,690,761.31

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $115,152,000.00

   2.  Required Collateral Invested Amount:                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $258,690,761.31

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $13,388,538.57
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $473,256.60
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $189,041.20
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $561,992.82
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                 $10,144,044.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3965%
       b. Prior Monthly Period                                         3.3106%
       c. Second Prior Monthly Period                                  3.3103%

   2.  Three Month Average Base Rate                                   3.3392%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2742%
       c. Second Prior Monthly Period                                 13.0665%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1604%



X. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               891,470,958.94        787,878,000.00     103,592,958.94
Beginning Adjusted Invested Amount                             N/A        787,878,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              14,300,015.12         12,638,288.66       1,661,726.46
Collections of Principal Receivables                185,906,726.10        164,303,523.38      21,603,202.72
Defaulted Amount                                      4,350,773.60          3,845,194.02         505,579.58

Ending Invested / Transferor Amounts                872,836,175.88        787,878,000.00      84,958,175.88


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2600%               1.5000%            1.9700%
Monthly Interest Due                                    682,500.00             78,787.50         122,875.47          884,162.97
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      682,500.00             78,787.50         122,875.47          884,162.97
Investor Default Amount                               3,172,288.24            307,614.35         365,291.43        3,845,194.02
Investor Monthly Fees Due                             1,083,333.33            105,050.00         124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                             4,938,121.57            491,451.85         612,913.56        6,042,486.99

Reallocated Investor Finance Charge Collections                                                                   12,638,288.66
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3931%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      650,000,000.00         63,030,000.00      74,848,000.00      787,878,000.00
Interest Distributions                                  682,500.00             78,787.50         122,875.47          884,162.97
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     682,500.00             78,787.50         122,875.47          884,162.97
Ending Certificates Balance                         650,000,000.00         63,030,000.00      74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.05

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.25

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate principal amount:                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $122,875.47

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $122,875.47

   3 . Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $10,426,598.57

       a. Class A Monthly Interest:                                $682,500.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,172,288.24
       e. Excess Spread:                                         $6,571,810.33

   2.  Class B Available Funds:                                  $1,011,059.24

       a. Class B Monthly Interest:                                 $78,787.50
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $932,271.74

   3.  Collateral Available Funds:                               $1,200,630.85

       a. Excess Spread:                                         $1,200,630.85

   4.  Total Excess Spread:                                      $8,704,712.92

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $185,906,726.10

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $164,303,523.38

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $164,303,523.38

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,845,194.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $168,148,717.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $74,848,000.00

   2.  Required Collateral Invested Amount:                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $168,148,717.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $8,704,712.92
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $307,614.35
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $122,875.47
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $365,291.43
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,595,801.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3931%
       b. Prior Monthly Period                                         3.3176%
       c. Second Prior Monthly Period                                  3.3144%

   2.  Three Month Average Base Rate                                   3.3417%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XI. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               848,612,626.83        750,000,000.00      98,612,626.83
Beginning Adjusted Invested Amount                             N/A        750,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              13,612,528.00         12,030,690.66       1,581,837.34
Collections of Principal Receivables                176,969,079.70        156,404,471.93      20,564,607.77
Defaulted Amount                                      4,141,605.93          3,660,332.58         481,273.35

Ending Invested / Transferor Amounts                830,873,729.06        750,000,000.00      80,873,729.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2600%               1.5400%            2.0700%
Monthly Interest Due                                    649,687.50             77,000.00         122,906.25          849,593.75
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      649,687.50             77,000.00         122,906.25          849,593.75
Investor Default Amount                               3,019,774.38            292,826.61         347,731.60        3,660,332.58
Investor Monthly Fees Due                             1,031,250.00            100,000.00         118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,700,711.88            469,826.61         589,387.85        5,759,926.33

Reallocated Investor Finance Charge Collections                                                                   12,030,690.66
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.4060%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      618,750,000.00         60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                  649,687.50             77,000.00         122,906.25          849,593.75
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     649,687.50             77,000.00         122,906.25          849,593.75
Ending Certificates Balance                         618,750,000.00         60,000,000.00      71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.05

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.28

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $122,906.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $122,906.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,925,319.79

       a. Class A Monthly Interest:                                $649,687.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,019,774.38
       e. Excess Spread:                                         $6,255,857.91

   2.  Class B Available Funds:                                    $962,455.25

       a. Class B Monthly Interest:                                 $77,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $885,455.25

   3.  Collateral Available Funds:                               $1,142,915.61

       a. Excess Spread:                                         $1,142,915.61

   4.  Total Excess Spread:                                      $8,284,228.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $176,969,079.70

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $156,404,471.93

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $156,404,471.93

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,660,332.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $160,064,804.52

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $160,064,804.52

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $8,284,228.78
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $292,826.61
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $122,906.25
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $347,731.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,270,764.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4060%
       b. Prior Monthly Period                                         3.3305%
       c. Second Prior Monthly Period                                  3.3273%

   2.  Three Month Average Base Rate                                   3.3546%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               282,870,875.61        250,000,000.00      32,870,875.61
Beginning Adjusted Invested Amount                             N/A        250,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables               4,537,509.33          4,010,230.22         527,279.11
Collections of Principal Receivables                 58,989,693.23         52,134,823.98       6,854,869.26
Defaulted Amount                                      1,380,535.31          1,220,110.86         160,424.45

Ending Invested / Transferor Amounts                276,957,909.69        250,000,000.00      26,957,909.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             5.5300%               5.8300%            1.9700%
Monthly Interest Due                                    996,552.08             72,875.00          30,781.25        1,100,208.33
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      996,552.08             72,875.00          30,781.25        1,100,208.33
Investor Default Amount                               1,055,395.90             73,206.65          91,508.31        1,220,110.86
Investor Monthly Fees Due                               360,416.67             25,000.00          31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                             2,412,364.65            171,081.65         153,539.56        2,736,985.86

Reallocated Investor Finance Charge Collections                                                                    4,010,230.22
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               7.3821%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      216,250,000.00         15,000,000.00      18,750,000.00      250,000,000.00
Interest Distributions                                  996,552.08             72,875.00          30,781.25        1,100,208.33
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     996,552.08             72,875.00          30,781.25        1,100,208.33
Ending Certificates Balance                         216,250,000.00         15,000,000.00      18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $4.61

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $4.86

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate principal amount:                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $30,781.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $30,781.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $3,468,849.14

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,055,395.90
       e. Excess Spread:                                         $1,416,901.16

   2.  Class B Available Funds:                                    $240,613.81

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $167,738.81

   3.  Collateral Available Funds:                                 $300,767.27

       a. Excess Spread:                                           $300,767.27

   4.  Total Excess Spread:                                      $1,885,407.24

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $58,989,693.23

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $52,134,823.98

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $52,134,823.98

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,220,110.86

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $53,354,934.84

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $18,750,000.00

   2.  Required Collateral Invested Amount:                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $53,354,934.84

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $1,885,407.24
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $73,206.65
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $30,781.25
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                             $91,508.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,273,244.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.3821%
       b. Prior Monthly Period                                         7.1481%
       c. Second Prior Monthly Period                                  7.1478%

   2.  Three Month Average Base Rate                                   7.2260%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XIII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               848,612,626.83        750,000,000.00      98,612,626.83
Beginning Adjusted Invested Amount                             N/A        750,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              13,612,528.00         12,030,690.66       1,581,837.34
Collections of Principal Receivables                176,969,079.70        156,404,471.93      20,564,607.77
Defaulted Amount                                      4,141,605.93          3,660,332.58         481,273.35

Ending Invested / Transferor Amounts                830,873,729.06        750,000,000.00      80,873,729.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2500%               1.5000%            1.9700%
Monthly Interest Due                                    644,531.25             75,000.00         116,968.75          836,500.00
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      644,531.25             75,000.00         116,968.75          836,500.00
Investor Default Amount                               3,019,774.38            292,826.61         347,731.60        3,660,332.58
Investor Monthly Fees Due                             1,031,250.00            100,000.00         118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,695,555.63            467,826.61         583,450.35        5,746,832.58

Reallocated Investor Finance Charge Collections                                                                   12,030,690.66
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3848%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      618,750,000.00         60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                  644,531.25             75,000.00         116,968.75          836,500.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     644,531.25             75,000.00         116,968.75          836,500.00
Ending Certificates Balance                         618,750,000.00         60,000,000.00      71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.04

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.04

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.25

   3.  Amount of the distribution in respect of
       Class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate principal amount:                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $116,968.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $116,968.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral Invested Amount:                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,925,319.79

       a. Class A Monthly Interest:                                $644,531.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,019,774.38
       e. Excess Spread:                                         $6,261,014.16

   2.  Class B Available Funds:                                    $962,455.25

       a. Class B Monthly Interest:                                 $75,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $887,455.25

   3.  Collateral Available Funds:                               $1,142,915.61

       a. Excess Spread:                                         $1,142,915.61

   4.  Total Excess Spread:                                      $8,291,385.03

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $176,969,079.70

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $156,404,471.93

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $156,404,471.93

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,660,332.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $160,064,804.52

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $160,064,804.52

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $8,291,385.03
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $292,826.61
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $116,968.75
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $347,731.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,283,858.07

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3848%
       b. Prior Monthly Period                                         3.3092%
       c. Second Prior Monthly Period                                  3.3061%

   2.  Three Month Average Base Rate                                   3.3333%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XIV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               820,325,539.27        725,000,000.00      95,325,539.27
Beginning Adjusted Invested Amount                             N/A        725,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              13,158,777.07         11,629,667.64       1,529,109.43
Collections of Principal Receivables                171,070,110.38        151,190,989.53      19,879,120.84
Defaulted Amount                                      4,003,552.40          3,538,321.50         465,230.90

Ending Invested / Transferor Amounts                803,177,938.10        725,000,000.00      78,177,938.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2500%               1.5000%            2.0700%
Monthly Interest Due                                    623,046.88             72,500.00         118,809.38          814,356.25
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      623,046.88             72,500.00         118,809.38          814,356.25
Investor Default Amount                               2,919,115.24            283,065.72         336,140.54        3,538,321.50
Investor Monthly Fees Due                               996,875.00             96,666.67         114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,539,037.11            452,232.39         569,741.58        5,561,011.08

Reallocated Investor Finance Charge Collections                                                                   11,629,667.64
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3944%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      598,125,000.00         58,000,000.00      68,875,000.00      725,000,000.00
Interest Distributions                                  623,046.88             72,500.00         118,809.38          814,356.25
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     623,046.88             72,500.00         118,809.38          814,356.25
Ending Certificates Balance                         598,125,000.00         58,000,000.00      68,875,000.00      725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.04

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.04

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.25

   3.  Amount of the distribution in respect of
       Class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $118,809.38

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $118,809.38

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,594,475.80

       a. Class A Monthly Interest:                                $623,046.88
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,919,115.24
       e. Excess Spread:                                         $6,052,313.69

   2.  Class B Available Funds:                                    $930,373.41

       a. Class B Monthly Interest:                                 $72,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $857,873.41

   3.  Collateral Available Funds:                               $1,104,818.43

       a. Excess Spread:                                         $1,104,818.43

   4.  Total Excess Spread:                                      $8,015,005.52

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $171,070,110.38

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $151,190,989.53

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $151,190,989.53

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,538,321.50

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $154,729,311.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,875,000.00

   2.  Required Collateral Invested Amount:                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $154,729,311.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $8,015,005.52
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $283,065.72
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $118,809.38
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $336,140.54
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,068,656.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3944%
       b. Prior Monthly Period                                         3.3188%
       c. Second Prior Monthly Period                                  3.3157%

   2.  Three Month Average Base Rate                                   3.3430%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XV. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------        ------------
Beginning Invested /Transferor Amount               565,741,751.22        500,000,000.00      65,741,751.22
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables               9,075,018.67          8,020,460.44       1,054,558.23
Collections of Principal Receivables                117,979,386.47        104,269,647.95      13,709,738.51
Defaulted Amount                                      2,761,070.62          2,440,221.72         320,848.90

Ending Invested / Transferor Amounts                553,915,819.38        500,000,000.00      53,915,819.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.3000%               1.5700%            2.1700%
Monthly Interest Due                                    446,875.00             52,333.33          85,895.83          585,104.17
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      446,875.00             52,333.33          85,895.83          585,104.17
Investor Default Amount                               2,013,182.92            195,217.74         231,821.06        2,440,221.72
Investor Monthly Fees Due                               687,500.00             66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,147,557.92            314,217.74         396,883.56        3,858,659.22

Reallocated Investor Finance Charge Collections                                                                    8,020,460.44
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.4515%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      412,500,000.00         40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                  446,875.00             52,333.33          85,895.83          585,104.17
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     446,875.00             52,333.33          85,895.83          585,104.17
Ending Certificates Balance                         412,500,000.00         40,000,000.00      47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.08

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.31

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.31

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $85,895.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $85,895.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,616,879.86

       a. Class A Monthly Interest:                                $446,875.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,013,182.92
       e. Excess Spread:                                         $4,156,821.94

   2.  Class B Available Funds:                                    $641,636.84

       a. Class B Monthly Interest:                                 $52,333.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $589,303.50

   3. Collateral Available Funds:                                  $761,943.74

       a. Excess Spread:                                           $761,943.74

   4.  Total Excess Spread:                                      $5,508,069.18

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $117,979,386.47

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $104,269,647.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $104,269,647.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,440,221.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $106,709,869.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $106,709,869.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $5,508,069.18
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $195,217.74
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $85,895.83
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $231,821.06
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,161,801.22

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4515%
       b. Prior Monthly Period                                         3.3760%
       c. Second Prior Monthly Period                                  3.3728%

   2.  Three Month Average Base Rate                                   3.4001%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XVI. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations          Interest              Interest
----------------------------------                     -----------       ---------------        -----------
Beginning Invested /Transferor Amount               792,038,451.71        700,000,000.00      92,038,451.71
Beginning Adjusted Invested Amount                             N/A        700,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              12,705,026.14         11,228,644.61       1,476,381.52
Collections of Principal Receivables                165,171,141.05        145,977,507.14      19,193,633.92
Defaulted Amount                                      3,865,498.87          3,416,310.41         449,188.46

Ending Invested / Transferor Amounts                775,482,147.13        700,000,000.00      75,482,147.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2400%               1.4700%            2.0700%
Monthly Interest Due                                    596,750.00             68,600.00         114,712.50          780,062.50
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      596,750.00             68,600.00         114,712.50          780,062.50
Investor Default Amount                               2,818,456.09            273,304.83         324,549.49        3,416,310.41
Investor Monthly Fees Due                               962,500.00             93,333.33         110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,377,706.09            435,238.17         550,095.32        5,363,039.58

Reallocated Investor Finance Charge Collections                                                                   11,228,644.61
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3836%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      577,500,000.00         56,000,000.00      66,500,000.00      700,000,000.00
Interest Distributions                                  596,750.00             68,600.00         114,712.50          780,062.50
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     596,750.00             68,600.00         114,712.50          780,062.50
Ending Certificates Balance                         577,500,000.00         56,000,000.00      66,500,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.03

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the  Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.23

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.23

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $114,712.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $114,712.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,263,631.81

       a. Class A Monthly Interest:                                $596,750.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,818,456.09
       e. Excess Spread:                                         $5,848,425.72

   2.  Class B Available Funds:                                    $898,291.57

       a. Class B Monthly Interest:                                 $68,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $829,691.57

   3.  Collateral Available Funds:                               $1,066,721.24

       a. Excess Spread:                                         $1,066,721.24

   4.  Total Excess Spread:                                      $7,744,838.52

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $165,171,141.05

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $145,977,507.14

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $145,977,507.14

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,416,310.41

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $149,393,817.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $66,500,000.00

   2.  Required Collateral Invested Amount:                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $149,393,817.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1 . Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $7,744,838.52
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $273,304.83
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $114,712.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $324,549.49
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,865,605.03

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3836%
       b. Prior Monthly Period                                         3.3080%
       c. Second Prior Monthly Period                                  3.3049%

   2.  Three Month Average Base Rate                                   3.3322%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XVII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               735,464,276.59        650,000,000.00      85,464,276.59
Beginning Adjusted Invested Amount                             N/A        650,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              11,797,524.27         10,426,598.57       1,370,925.70
Collections of Principal Receivables                153,373,202.41        135,550,542.34      17,822,660.07
Defaulted Amount                                      3,589,391.81          3,172,288.24         417,103.57

Ending Invested / Transferor Amounts                720,090,565.19        650,000,000.00      70,090,565.19


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2400%               1.4800%            2.0700%
Monthly Interest Due                                    554,125.00             64,133.33         106,518.75          724,777.08
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      554,125.00             64,133.33         106,518.75          724,777.08
Investor Default Amount                               2,617,137.80            253,783.06         301,367.38        3,172,288.24
Investor Monthly Fees Due                               893,750.00             86,666.67         102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                             4,065,012.80            404,583.06         510,802.80        4,980,398.66

Reallocated Investor Finance Charge Collections                                                                   10,426,598.57
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3844%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      536,250,000.00         52,000,000.00      61,750,000.00      650,000,000.00
Interest Distributions                                  554,125.00             64,133.33         106,518.75          724,777.08
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     554,125.00             64,133.33         106,518.75          724,777.08
Ending Certificates Balance                         536,250,000.00         52,000,000.00      61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.03

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3 . Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.23

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.23

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $106,518.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $106,518.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,601,943.82

       a. Class A Monthly Interest:                                $554,125.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,617,137.80
       e. Excess Spread:                                         $5,430,681.02

   2.  Class B Available Funds:                                    $834,127.89

       a. Class B Monthly Interest:                                 $64,133.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $769,994.55

   3.  Collateral Available Funds:                                 $990,526.86

       a. Excess Spread:                                           $990,526.86

   4.  Total Excess Spread:                                      $7,191,202.44

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2001-7 Allocable Principal
       Collections:                                            $153,373,202.41

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $135,550,542.34

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $135,550,542.34

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,172,288.24

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $138,722,830.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $61,750,000.00

   2.  Required Collateral Invested Amount:                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $138,722,830.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                            $7,191,202.44
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $253,783.06
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $106,518.75
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $301,367.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,446,199.91

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3844%
       b. Prior Monthly Period                                         3.3089%
       c. Second Prior Monthly Period                                  3.3057%

   2.  Three Month Average Base Rate                                   3.3330%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XVIII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount             1,040,964,822.25        920,000,000.00     120,964,822.25
Beginning Adjusted Invested Amount                             N/A        920,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              16,698,034.35         14,757,647.21       1,940,387.14
Collections of Principal Receivables                217,082,071.10        191,856,152.24      25,225,918.86
Defaulted Amount                                      5,080,369.94          4,490,007.97         590,361.97

Ending Invested / Transferor Amounts              1,019,205,107.65        920,000,000.00      99,205,107.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2300%               1.5200%            2.1700%
Monthly Interest Due                                    777,975.00             93,226.67         158,048.33        1,029,250.00
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      777,975.00             93,226.67         158,048.33        1,029,250.00
Investor Default Amount                               3,704,256.58            359,200.64         426,550.76        4,490,007.97
Investor Monthly Fees Due                             1,265,000.00            122,666.67         145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,747,231.58            575,093.97         730,265.76        7,052,591.30

Reallocated Investor Finance Charge Collections                                                                   14,757,647.21
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3889%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A               Class B           Interest                Total
--------------------------------------------              -------               -------          ----------               -----

Beginning Certificates Balance                      759,000,000.00         73,600,000.00      87,400,000.00      920,000,000.00
Interest Distributions                                  777,975.00             93,226.67         158,048.33        1,029,250.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     777,975.00             93,226.67         158,048.33        1,029,250.00
Ending Certificates Balance                         759,000,000.00         73,600,000.00      87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.03

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2 . Amount of the distribution in respect of
       Class B monthly interest:                                         $1.27

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $158,048.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $158,048.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,175,058.95

       a. Class A Monthly Interest:                                $777,975.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,704,256.58
       e. Excess Spread:                                         $7,692,827.37

   2.  Class B Available Funds: $1,180,611.78

       a. Class B Monthly Interest:                                 $93,226.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,087,385.11

   3.  Collateral Available Funds:                               $1,401,976.48

       a. Excess Spread:                                         $1,401,976.48

   4.  Total Excess Spread:                                     $10,182,188.96

K. Reallocated Principal Collections.

   1. Principal Allocation Percentage:                                88.3795%

   2.  Series 2002-1 Allocable Principal
       Collections:                                            $217,082,071.10

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:          $191,856,152.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $191,856,152.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,490,007.97

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $196,346,160.21

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $196,346,160.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                           $10,182,188.96
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $359,200.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $158,048.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $426,550.76
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,705,055.90

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3889%
       b. Prior Monthly Period                                         3.3134%
       c. Second Prior Monthly Period                                  3.3102%

   2.  Three Month Average Base Rate                                   3.3375%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XIX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations            Interest           Interest
----------------------------------                     -----------         -------------        -----------
Beginning Invested /Transferor Amount             1,063,594,492.30        940,000,000.00     123,594,492.30
Beginning Adjusted Invested Amount                             N/A        940,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              17,061,035.10         15,078,465.62       1,982,569.47
Collections of Principal Receivables                221,801,246.56        196,026,938.15      25,774,308.40
Defaulted Amount                                      5,190,812.77          4,587,616.84         603,195.93

Ending Invested / Transferor Amounts              1,041,361,740.43        940,000,000.00     101,361,740.43


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2300%               1.5100%            2.1200%
Monthly Interest Due                                    794,887.50             94,626.67         157,763.33        1,047,277.50
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      794,887.50             94,626.67         157,763.33        1,047,277.50
Investor Default Amount                               3,784,783.89            367,009.35         435,823.60        4,587,616.84
Investor Monthly Fees Due                             1,292,500.00            125,333.33         148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                             5,872,171.39            586,969.35         742,420.27        7,201,561.01

Reallocated Investor Finance Charge Collections                                                                   15,078,465.62
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3833%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      775,500,000.00         75,200,000.00      89,300,000.00      940,000,000.00
Interest Distributions                                  794,887.50             94,626.67         157,763.33        1,047,277.50
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     794,887.50             94,626.67         157,763.33        1,047,277.50
Ending Certificates Balance                         775,500,000.00         75,200,000.00      89,300,000.00      940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.03

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.26

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $157,763.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $157,763.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,439,734.14

       a. Class A Monthly Interest:                                $794,887.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,784,783.89
       e. Excess Spread:                                         $7,860,062.75

   2.  Class B Available Funds:                                  $1,206,277.25

       a. Class B Monthly Interest:                                 $94,626.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,111,650.58

   3.  Collateral Available Funds:                               $1,432,454.23

       a. Excess Spread:                                         $1,432,454.23

   4.  Total Excess Spread:                                     $10,404,167.57

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2002-2 Allocable Principal
       Collections:                                            $221,801,246.56

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $196,026,938.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $196,026,938.15

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,587,616.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $200,614,554.99

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $89,300,000.00

   2.  Required Collateral Invested Amount:                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $200,614,554.99

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $10,404,167.57
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $367,009.35
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $157,763.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $435,823.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,876,904.62

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3833%
       b. Prior Monthly Period                                         3.3077%
       c. Second Prior Monthly Period                                  3.3046%

   2.  Three Month Average Base Rate                                   3.3319%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XX. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations            Interest           Interest
----------------------------------                     -----------         -------------       -----------
Beginning Invested /Transferor Amount             1,040,964,822.25        920,000,000.00     120,964,822.25
Beginning Adjusted Invested Amount                             N/A        920,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              16,698,034.35         14,757,647.21       1,940,387.14
Collections of Principal Receivables                217,082,071.10        191,856,152.24      25,225,918.86
Defaulted Amount                                      5,080,369.94          4,490,007.97         590,361.97

Ending Invested / Transferor Amounts              1,019,205,107.65        920,000,000.00      99,205,107.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2300%               1.5000%            2.1200%
Monthly Interest Due                                    777,975.00             92,000.00         154,406.67        1,024,381.67
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      777,975.00             92,000.00         154,406.67        1,024,381.67
Investor Default Amount                               3,704,256.58            359,200.64         426,550.76        4,490,007.97
Investor Monthly Fees Due                             1,265,000.00            122,666.67         145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,747,231.58            573,867.30         726,624.09        7,047,722.97

Reallocated Investor Finance Charge Collections                                                                   14,757,647.21
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3825%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      759,000,000.00         73,600,000.00      87,400,000.00      920,000,000.00
Interest Distributions                                  777,975.00             92,000.00         154,406.67        1,024,381.67
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     777,975.00             92,000.00         154,406.67        1,024,381.67
Ending Certificates Balance                         759,000,000.00         73,600,000.00      87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.03

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2 . Amount of the distribution in respect of
       Class B monthly interest:                                         $1.25

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $154,406.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $154,406.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,175,058.95

       a. Class A Monthly Interest:                                $777,975.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,704,256.58
       e. Excess Spread:                                         $7,692,827.37

   2.  Class B Available Funds:                                  $1,180,611.78

       a. Class B Monthly Interest:                                 $92,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,088,611.78

   3.  Collateral Available Funds:                               $1,401,976.48

       a. Excess Spread:                                         $1,401,976.48

   4.  Total Excess Spread:                                     $10,183,415.63

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2002-3 Allocable Principal
       Collections:                                            $217,082,071.10

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:          $191,856,152.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $191,856,152.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,490,007.97

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $196,346,160.21

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $196,346,160.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                           $10,183,415.63
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $359,200.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $154,406.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $426,550.76
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,709,924.24

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3825%
       b. Prior Monthly Period                                         3.3069%
       c. Second Prior Monthly Period                                  3.3038%

   2.  Three Month Average Base Rate                                   3.3311%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XXI. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------        --------------       -----------
Beginning Invested /Transferor Amount               565,741,751.22        500,000,000.00      65,741,751.22
Beginning Adjusted Invested Amount                             N/A        500,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables               9,075,018.67          8,020,460.44       1,054,558.23
Collections of Principal Receivables                117,979,386.47        104,269,647.95      13,709,738.51
Defaulted Amount                                      2,761,070.62          2,440,221.72         320,848.90

Ending Invested / Transferor Amounts                553,915,819.38        500,000,000.00      53,915,819.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.1600%               1.4300%            1.9700%
Monthly Interest Due                                    398,750.00             47,666.67          77,979.17          524,395.83
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      398,750.00             47,666.67          77,979.17          524,395.83
Investor Default Amount                               2,013,182.92            195,217.74         231,821.06        2,440,221.72
Investor Monthly Fees Due                               687,500.00             66,666.67          79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             3,099,432.92            309,551.07         388,966.90        3,797,950.89

Reallocated Investor Finance Charge Collections                                                                    8,020,460.44
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3038%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      412,500,000.00         40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                  398,750.00             47,666.67          77,979.17          524,395.83
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     398,750.00             47,666.67          77,979.17          524,395.83
Ending Certificates Balance                         412,500,000.00         40,000,000.00      47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.97

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $0.97

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.19

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.19

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $77,979.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $77,979.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the  Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,616,879.86

       a. Class A Monthly Interest:                                $398,750.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,013,182.92
       e. Excess Spread:                                         $4,204,946.94

   2.  Class B Available Funds:                                    $641,636.84

       a. Class B Monthly Interest:                                 $47,666.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $593,970.17

   3.  Collateral Available Funds:                                 $761,943.74

       a. Excess Spread:                                           $761,943.74

   4.  Total Excess Spread:                                      $5,560,860.85

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2002-4 Allocable Principal
       Collections:                                            $117,979,386.47

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $104,269,647.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $104,269,647.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,440,221.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $106,709,869.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $106,709,869.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1 . Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                            $5,560,860.85
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $195,217.74
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $77,979.17
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $231,821.06
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,222,509.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3038%
       b. Prior Monthly Period                                         3.2283%
       c. Second Prior Monthly Period                                  3.2251%

   2.  Three Month Average Base Rate                                   3.2524%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XXII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations            Interest           Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               678,890,101.47        600,000,000.00      78,890,101.47
Beginning Adjusted Invested Amount                             N/A        600,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              10,890,022.40          9,624,552.53       1,265,469.88
Collections of Principal Receivables                141,575,263.76        125,123,577.54      16,451,686.21
Defaulted Amount                                      3,313,284.75          2,928,266.07         385,018.68

Ending Invested / Transferor Amounts                664,698,983.25        600,000,000.00      64,698,983.25


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2900%               1.5700%            2.1700%
Monthly Interest Due                                    532,125.00             62,800.00         103,075.00          698,000.00
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      532,125.00             62,800.00         103,075.00          698,000.00
Investor Default Amount                               2,415,819.51            234,261.29         278,185.28        2,928,266.07
Investor Monthly Fees Due                               825,000.00             80,000.00          95,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                             3,772,944.51            377,061.29         476,260.28        4,626,266.07

Reallocated Investor Finance Charge Collections                                                                    9,624,552.53
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.4432%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      495,000,000.00         48,000,000.00      57,000,000.00      600,000,000.00
Interest Distributions                                  532,125.00             62,800.00         103,075.00          698,000.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     532,125.00             62,800.00         103,075.00          698,000.00
Ending Certificates Balance                         495,000,000.00         48,000,000.00      57,000,000.00      600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.08

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.31

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.31

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $103,075.00

   2 . Amount distributed in respect of Collateral
       Monthly Interest:                                           $103,075.00

   3.  Amount distributed in respect of Collateral
        Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of such reductions in the
       Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,940,255.83

       a. Class A Monthly Interest:                                $532,125.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,415,819.51
       e. Excess Spread:                                         $4,992,311.33

   2.  Class B Available Funds:                                    $769,964.20

       a. Class B Monthly Interest:                                 $62,800.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $707,164.20

   3.  Collateral Available Funds:                                 $914,332.49

       a. Excess Spread:                                           $914,332.49

   4.  Total Excess Spread:                                      $6,613,808.02

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2002-5 Allocable Principal
       Collections:                                            $141,575,263.76

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:          $125,123,577.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $125,123,577.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,928,266.07

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $128,051,843.61

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $57,000,000.00

   2.  Required Collateral Invested Amount:                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $128,051,843.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                            $6,613,808.02
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $234,261.29
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $103,075.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $278,185.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,998,286.46

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4432%
       b. Prior Monthly Period                                         3.3676%
       c. Second Prior Monthly Period                                  3.3645%

   2.  Three Month Average Base Rate                                   3.3917%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XXIII. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               814,668,121.76        720,000,000.00      94,668,121.76
Beginning Adjusted Invested Amount                             N/A        720,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              13,068,026.88         11,549,463.03       1,518,563.85
Collections of Principal Receivables                169,890,316.51        150,148,293.05      19,742,023.46
Defaulted Amount                                      3,975,941.70          3,513,919.28         462,022.41

Ending Invested / Transferor Amounts                797,638,779.90        720,000,000.00      77,638,779.90


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2600%               1.5700%            2.1700%
Monthly Interest Due                                    623,700.00             75,360.00         123,690.00          822,750.00
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      623,700.00             75,360.00         123,690.00          822,750.00
Investor Default Amount                               2,898,983.41            281,113.54         333,822.33        3,513,919.28
Investor Monthly Fees Due                               990,000.00             96,000.00         114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                             4,512,683.41            452,473.54         571,512.33        5,536,669.28

Reallocated Investor Finance Charge Collections                                                                   11,549,463.03
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.4181%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               ------

Beginning Certificates Balance                      594,000,000.00         57,600,000.00      68,400,000.00      720,000,000.00
Interest Distributions                                  623,700.00             75,360.00         123,690.00          822,750.00
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     623,700.00             75,360.00         123,690.00          822,750.00
Ending Certificates Balance                         594,000,000.00         57,600,000.00      68,400,000.00      720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.05

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.31

   2.  Amount of the distribution in
       respect of Class B monthly interest:                              $1.31

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in
       respect of Class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $123,690.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $123,690.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,528,307.00

       a. Class A Monthly Interest:                                $623,700.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,898,983.41
       e. Excess Spread:                                         $6,005,623.59

   2.  Class B Available Funds:                                    $923,957.04

       a. Class B Monthly Interest:                                 $75,360.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $848,597.04

   3 . Collateral Available Funds:                               $1,097,198.99

       a. Excess Spread:                                         $1,097,198.99

   4.  Total Excess Spread:                                      $7,951,419.62

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2002-6 Allocable Principal
       Collections:                                            $169,890,316.51

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:          $150,148,293.05

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $150,148,293.05

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,513,919.28

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $153,662,212.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,400,000.00

   2.  Required Collateral Invested Amount:                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $153,662,212.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                            $7,951,419.62
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $281,113.54
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $123,690.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $333,822.33
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,012,793.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4181%
       b. Prior Monthly Period                                         3.3425%
       c. Second Prior Monthly Period                                  3.3394%

   2.  Three Month Average Base Rate                                   3.3667%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XXIV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount             1,040,964,822.25        920,000,000.00     120,964,822.25
Beginning Adjusted Invested Amount                             N/A        920,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              16,698,034.35         14,757,647.21       1,940,387.14
Collections of Principal Receivables                217,082,071.10        191,856,152.24      25,225,918.86
Defaulted Amount                                      5,080,369.94          4,490,007.97         590,361.97

Ending Invested / Transferor Amounts              1,019,205,107.65        920,000,000.00      99,205,107.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2300%               1.5200%            2.2200%
Monthly Interest Due                                    777,975.00             93,226.67         161,690.00        1,032,891.67
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      777,975.00             93,226.67         161,690.00        1,032,891.67
Investor Default Amount                               3,704,256.58            359,200.64         426,550.76        4,490,007.97
Investor Monthly Fees Due                             1,265,000.00            122,666.67         145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,747,231.58            575,093.97         733,907.42        7,056,232.97

Reallocated Investor Finance Charge Collections                                                                   14,757,647.21
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3937%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      759,000,000.00         73,600,000.00      87,400,000.00      920,000,000.00
Interest Distributions                                  777,975.00             93,226.67         161,690.00        1,032,891.67
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     777,975.00             93,226.67         161,690.00        1,032,891.67
Ending Certificates Balance                         759,000,000.00         73,600,000.00      87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.03

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.27

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $161,690.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $161,690.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,175,058.95

       a. Class A Monthly Interest:                                $777,975.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,704,256.58
       e. Excess Spread:                                         $7,692,827.37

   2.  Class B Available Funds:                                  $1,180,611.78

       a. Class B Monthly Interest:                                 $93,226.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,087,385.11

   3.  Collateral Available Funds:                               $1,401,976.48

       a. Excess Spread:                                         $1,401,976.48

   4.  Total Excess Spread:                                     $10,182,188.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2003-1 Allocable Principal
       Collections:                                            $217,082,071.10

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:          $191,856,152.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $191,856,152.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,490,007.97

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $196,346,160.21

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $196,346,160.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                           $10,182,188.96
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $359,200.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $161,690.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $426,550.76
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,701,414.24

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3937%
       b. Prior Monthly Period                                         3.3182%
       c. Second Prior Monthly Period                                  3.3150%

   2.  Three Month Average Base Rate                                   3.3423%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XXV. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount             1,244,631,852.69      1,100,000,000.00     144,631,852.69
Beginning Adjusted Invested Amount                             N/A      1,100,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              19,965,041.07         17,645,012.96       2,320,028.11
Collections of Principal Receivables                259,554,650.22        229,393,225.50      30,161,424.73
Defaulted Amount                                      6,074,355.37          5,368,487.79         705,867.58

Ending Invested / Transferor Amounts              1,218,614,802.63      1,100,000,000.00     118,614,802.63


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2300%               1.4900%            2.2700%
Monthly Interest Due                                    930,187.50            109,266.67         197,679.17        1,237,133.33
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      930,187.50            109,266.67         197,679.17        1,237,133.33
Investor Default Amount                               4,429,002.43            429,479.02         510,006.34        5,368,487.79
Investor Monthly Fees Due                             1,512,500.00            146,666.67         174,166.67        1,833,333.33
Investor Additional Amounts Due
Total Due                                             6,871,689.93            685,412.36         881,852.17        8,438,954.46

Reallocated Investor Finance Charge Collections                                                                   17,645,012.96
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3961%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      907,500,000.00         88,000,000.00     104,500,000.00    1,100,000,000.00
Interest Distributions                                  930,187.50            109,266.67         197,679.17        1,237,133.33
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     930,187.50            109,266.67         197,679.17        1,237,133.33
Ending Certificates Balance                         907,500,000.00         88,000,000.00     104,500,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.03

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.24

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.24

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $197,679.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $197,679.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1 . Class A Available Funds:                                 $14,557,135.70

       a. Class A Monthly Interest:                                $930,187.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,429,002.43
       e. Excess Spread:                                         $9,197,945.77

   2.  Class B Available Funds:                                  $1,411,601.04

       a. Class B Monthly Interest:                                $109,266.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,302,334.37

   3.  Collateral Available Funds:                               $1,676,276.23

       a. Excess Spread:                                         $1,676,276.23

   4.  Total Excess Spread:                                     $12,176,556.37

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2003-2 Allocable Principal
       Collections:                                            $259,554,650.22

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:          $229,393,225.50

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $229,393,225.50

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,368,487.79

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $234,761,713.29

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $104,500,000.00

   2.  Required Collateral Invested Amount:                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $234,761,713.29

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                           $12,176,556.37
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $429,479.02
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $197,679.17
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $510,006.34
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,206,058.51

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3961%
       b. Prior Monthly Period                                         3.3206%
       c. Second Prior Monthly Period                                  3.3174%

   2.  Three Month Average Base Rate                                   3.3447%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XXVI. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations           Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               848,612,626.83        750,000,000.00      98,612,626.83
Beginning Adjusted Invested Amount                             N/A        750,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              13,612,528.00         12,030,690.66       1,581,837.34
Collections of Principal Receivables                176,969,079.70        156,404,471.93      20,564,607.77
Defaulted Amount                                      4,141,605.93          3,660,332.58         481,273.35

Ending Invested / Transferor Amounts                830,873,729.06        750,000,000.00      80,873,729.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.2300%               1.4700%            2.2400%
Monthly Interest Due                                    634,218.75             73,500.00         133,000.00          840,718.75
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      634,218.75             73,500.00         133,000.00          840,718.75
Investor Default Amount                               3,019,774.38            292,826.61         347,731.60        3,660,332.58
Investor Monthly Fees Due                             1,031,250.00            100,000.00         118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,685,243.13            466,326.61         599,481.60        5,751,051.33

Reallocated Investor Finance Charge Collections                                                                   12,030,690.66
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.3916%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      618,750,000.00         60,000,000.00      71,250,000.00      750,000,000.00
Interest Distributions                                  634,218.75             73,500.00         133,000.00          840,718.75
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     634,218.75             73,500.00         133,000.00          840,718.75
Ending Certificates Balance                         618,750,000.00         60,000,000.00      71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.02

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.02

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.23

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.23

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $133,000.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $133,000.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,925,319.79

       a. Class A Monthly Interest:                                $634,218.75
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,019,774.38
       e. Excess Spread:                                         $6,271,326.66

   2.  Class B Available Funds:                                    $962,455.25

       a. Class B Monthly Interest:                                 $73,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $888,955.25

   3 . Collateral Available Funds:                               $1,142,915.61

       a. Excess Spread:                                         $1,142,915.61

   4.  Total Excess Spread:                                      $8,303,197.53

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2003-3 Allocable Principal
       Collections:                                            $176,969,079.70

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:          $156,404,471.93

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $156,404,471.93

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,660,332.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $160,064,804.52

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $160,064,804.52

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                            $8,303,197.53
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $292,826.61
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $133,000.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $347,731.60
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,279,639.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3916%
       b. Prior Monthly Period                                         3.3161%
       c. Second Prior Monthly Period                                  3.3129%

   2.  Three Month Average Base Rate                                   3.3402%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%



XXVII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------        --------------        -----------
Beginning Invested /Transferor Amount               769,408,781.66        680,000,000.00      89,408,781.66
Beginning Adjusted Invested Amount                             N/A        680,000,000.00                N/A
Floating Allocation Percentage                                 N/A              88.3796%           11.6205%
Principal Allocation Percentage                                N/A              88.3796%           11.6205%
Collections of Finance Chg. Receivables              12,342,025.39         10,907,826.20       1,434,199.19
Collections of Principal Receivables                160,451,965.59        141,806,721.22      18,645,244.38
Defaulted Amount                                      3,755,056.05          3,318,701.54         436,354.50

Ending Invested / Transferor Amounts                753,325,514.35        680,000,000.00      73,325,514.35


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A               Class B          Interest                Total
--------------------------------------                     -------               -------         ----------               -----

Principal Funding Account                                     0.00                  0.00               0.00                0.00
Investment Proceeds for Monthly Period                        0.00                  0.00               0.00                0.00
Reserve Draw Amount                                           0.00                  0.00               0.00                0.00
Available Reserve Account Amount                              0.00                  0.00               0.00                0.00
Reserve Account Surplus                                       0.00                  0.00               0.00                0.00

Coupon  September 15, 2003 to October 14, 2003             1.6900%               1.9000%            2.0200%
Monthly Interest Due                                    828,381.67             64,600.00          85,850.00          978,831.67
Outstanding Monthly Interest Due                              0.00                  0.00               0.00                0.00
Additional Interest Due                                       0.00                  0.00               0.00                0.00
Total Interest Due                                      828,381.67             64,600.00          85,850.00          978,831.67
Investor Default Amount                               2,870,676.84            199,122.09         248,902.62        3,318,701.54
Investor Monthly Fees Due                               980,333.33             68,000.00          85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                             4,679,391.84            331,722.09         419,752.62        5,430,866.54

Reallocated Investor Finance Charge Collections                                                                   10,907,826.20
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.1406%
Base Rate                                                                                                               3.7791%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A               Class B          Interest                Total
--------------------------------------------               -------               -------         ----------               -----

Beginning Certificates Balance                      588,200,000.00         40,800,000.00      51,000,000.00      680,000,000.00
Interest Distributions                                  828,381.67             64,600.00          85,850.00          978,831.67
Principal Deposits - Prin. Funding Account                    0.00                  0.00               0.00                0.00
Principal Distributions                                       0.00                  0.00               0.00                0.00
Total Distributions                                     828,381.67             64,600.00          85,850.00          978,831.67
Ending Certificates Balance                         588,200,000.00         40,800,000.00      51,000,000.00      680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.41

   2.  Amount of the distribution in respect of
       Class A Monthly Interest:                                         $1.41

   3.  Amount of the distribution in respect of
       Class A Outstanding Monthly Interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class A Principal:                                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                     $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.58

   2.  Amount of the distribution in respect of
       Class B monthly interest:                                         $1.58

   3.  Amount of the distribution in respect of
       Class B outstanding monthly interest:                             $0.00

   4.  Amount of the distribution in respect of
       Class B additional interest:                                      $0.00

   5.  Amount of the distribution in respect of
       Class B principal:                                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B Invested Amount:                   $0.00

   4.  The amount set forth in paragraph 3 above, per
       $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $85,850.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $85,850.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,435,269.66

       a. Class A Monthly Interest:                                $828,381.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,870,676.84
       e. Excess Spread:                                         $5,736,211.16

   2.  Class B Available Funds:                                    $654,469.57

       a. Class B Monthly Interest:                                 $64,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $589,869.57

   3.  Collateral Available Funds:                                 $818,086.96

       a. Excess Spread:                                           $818,086.96

   4. Total Excess Spread:                                       $7,144,167.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               88.3795%

   2.  Series 2003-4 Allocable Principal
       Collections:                                            $160,451,965.59

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:          $141,806,721.22

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $141,806,721.22

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,318,701.54

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $145,125,422.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $51,000,000.00

   2.  Required Collateral Invested Amount:                     $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $145,125,422.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                            $7,144,167.69
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $199,122.09
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $85,850.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $248,902.62
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,476,959.65

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.7791%
       b. Prior Monthly Period                                         3.6614%
       c. Second Prior Monthly Period                                  3.6612%

   2.  Three Month Average Base Rate                                   3.7006%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.1406%
       b. Prior Monthly Period                                        13.2725%
       c. Second Prior Monthly Period                                 13.0656%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.1595%